Exhibit 99.1

RGA Investor Day 2015

Global Growing Balanced Unique

Jeff Hopson

Senior Vice President, Investor Relations

Reinsurance Group of America, Incorporated | Tuesday, May 19, 2015

Safe Harbor

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements relating to projections of the strategies, earnings, revenues, income or loss, ratios, future financial performance and growth potential of Reinsurance Group of America, Incorporated and its subsidiaries (which we refer to in the following paragraphs as “we,” “us” or “our”). The words “intend,” “expect,” “project,” “estimate,” “predict,” “anticipate,” “should,” “believe,” and other similar expressions also are intended to identify forward-looking statements. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results, performance, and achievements could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements.

Numerous important factors could cause actual results and events to differ materially from those expressed or implied by forward-looking statements including, without limitation, (1) adverse capital and credit market conditions and their impact on the Company’s liquidity, access to capital and cost of capital, (2) the impairment of other financial institutions and its effect on the Company’s business, (3) requirements to post collateral or make payments due to declines in market value of assets subject to the Company’s collateral arrangements, (4) the fact that the determination of allowances and impairments taken on the Company’s investments is highly subjective, (5) adverse changes in mortality, morbidity, lapsation or claims experience, (6) changes in the Company’s financial strength and credit ratings and the effect of such changes on the Company’s future results of operations and financial condition, (7) inadequate risk analysis and underwriting, (8) general economic conditions or a prolonged economic downturn affecting the demand for insurance and reinsurance in the Company’s current and planned markets, (9) the availability and cost of collateral necessary for regulatory reserves and capital, (10) market or economic conditions that adversely affect the value of the Company’s investment securities or result in the impairment of all or a portion of the value of certain of the Company’s investment securities, that in turn could affect regulatory capital, (11) market or economic conditions that adversely affect the Company’s ability to make timely sales of investment securities, (12) risks inherent in the Company’s risk management and investment strategy, including changes in investment portfolio yields due to interest rate or credit quality changes, (13) fluctuations in U.S. or foreign currency exchange rates, interest rates, or securities and real estate markets, (14) adverse litigation or arbitration results, (15) the adequacy of reserves, resources and accurate information relating to settlements, awards and terminated and discontinued lines of business, (16) the stability of and actions by governments and economies in the markets in which the Company operates, including ongoing uncertainties regarding the amount of United States sovereign debt and the credit ratings thereof, (17) competitive factors and competitors’ responses to the Company’s initiatives, (18) the success of the Company’s clients, (19) successful execution of the Company’s entry into new markets, (20) successful development and introduction of new products and distribution opportunities, (21) the Company’s ability to successfully integrate acquired blocks of business and entities, (22) action by regulators who have authority over the Company’s reinsurance operations in the jurisdictions in which it operates, (23) the Company’s dependence on third parties, including those insurance companies and reinsurers to which the Company cedes some reinsurance, third-party investment managers and others, (24) the threat of natural disasters, catastrophes, terrorist attacks, epidemics or pandemics anywhere in the world where the Company or its clients do business, (25) interruption or failure of the Company’s telecommunication, information technology or other operational systems, or the Company’s failure to maintain adequate security to protect the confidentiality or privacy of personal or sensitive data stored on such systems, (26) changes in laws, regulations, and accounting standards applicable to the Company, its subsidiaries, or its business, (27) the effect of the Company’s status as an insurance holding company and regulatory restrictions on its ability to pay principal of and interest on its debt obligations, and (28) other risks and uncertainties described in this document and in the Company’s other filings with the Securities and Exchange Commission.

Forward-looking statements should be evaluated together with the many risks and uncertainties that affect our business, including those mentioned in this document and described in the periodic reports we file with the Securities and Exchange Commission. These forward-looking statements speak only as of the date on which they are made. We do not undertake any obligations to update these forward-looking statements, even though our situation may change in the future. We qualify all of our forward-looking statements by these cautionary statements. For a discussion of the risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements, you are advised to review the risk factors in our most recent Form 10-K.

Non-GAAP Measures

RGA uses a non-GAAP financial measure called “operating income” as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs.

Management believes that operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the company’s continuing operations because that measure excludes the effects of net realized capital gains and losses, changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items tend to be highly variable primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of our underlying businesses. Additionally, operating income excludes any net gain or loss from discontinued operations, which management believes is not indicative of the company’s ongoing operations. The definition of operating income can vary by company and is not considered a substitute for GAAP net income. A second non-GAAP financial measure called “operating revenues” is used as a basis for measuring performance and excludes the effects of net realized capital gains and losses, and changes in the fair value of certain embedded derivatives. This financial measure is not considered a substitute for GAAP revenues.

Additionally, the Company evaluates its stockholder equity position excluding the impact of “Other Comprehensive Income.” This is also considered a non-GAAP measure. The Company believes it is important to evaluate its stockholders’ equity position to exclude the effect of Other Comprehensive Income since the net unrealized gains or losses included in Other Comprehensive Income primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.

Reconciliations of non-GAAP measures to the nearest GAAP measures are provided in the Appendix at the end of this presentation.

Agenda

Opening Remarks Jeff Hopson, Senior Vice President, Investor Relations

Introduction, Strategic Overview A. Greig Woodring, President and Chief Executive Officer

Global Structured Solutions Anna Manning, Senior Executive Vice President, Global Structured Solutions

Global Financial Solutions John P. Laughlin, Executive Vice President, Global Financial Solutions

Global Acquisitions Scott Cochran, Executive Vice President, Global Acquisitions

10-Minute Break

Geographic Overview Alain Néemeh, Senior Executive Vice President, Global Life and Health Markets

Spotlight on Asia Allan O’Bryant, Executive Vice President, Head of Asia Markets

Investments Timothy Matson, Executive Vice President, Chief Investment Officer

Financial Overview Jack Lay, Senior Executive Vice President and Chief Financial Officer

Q&A Session

RGA Investor Day 2015

Global Growing Balanced Unique

Introduction and Strategic Overview

A. Greig Woodring

President and Chief Executive Officer

Reinsurance Group of America, Incorporated | Tuesday, May 19, 2015

Key Points

RGA is a leading global life reinsurer that is well-positioned in all key markets

RGA has unique strengths and leverages them across the platform

RGA sees abundant opportunities and is executing its strategy

RGA’s goal is to deliver an attractive combination of growth, profitability and shareholder returns

Results Show the Success of RGA’s Strategy

A very strong 2014 provides good momentum

Solid organic growth; in-force transactions; effective capital management

2015 first quarter is not an indication of full-year potential

International and transactional businesses highlighted 2014 growth

Asia continued to deliver strong organic growth and consistency

EMEA expanded its market presence through innovative solutions

Global Financial Solutions (GFS) and Global Acquisitions (GA) seized opportunities

Embedded value and U.S. retrocession transactions paved new paths

Global operating model working well; balance and diversity in both geography and products

Leveraging skills and capabilities across markets

Diverse sources of earnings by geography, products

Flexibility to put incremental efforts toward best opportunities

The Evolution of RGA

Geographic and product line expansion over the last 25 years Supporting clients globally through multifaceted relationships Exporting the RGA culture to other markets and products

Exceptional client focus

Deep knowledge, skills and technical expertise

Collaboration and innovation

Major geographic expansion work now complete; focusing on execution of strategy

The Evolution of RGA – Diversification

1 Geographic

U.S. Canada Australia Asia EMEA Emerging Markets

2 Risk

Mortality Capital-Motivated Reinsurance Morbidity Group Asset Intensive Longevity

3 Business Model

Traditional Business Fee Business Transactional Business (GFS and GA)

Expanding RGA’s Global Presence

A key component of growth

Europe, Middle East and Africa Asia Pacific Canada

Non-U.S. Premiums % of Total

0% 10% 20% 30% 40% 50%

1992

1993 10%

1994 11%

1995 10%

1996 4% 11%

1997 5% 12%

1998 6% 16%

1999 7% 13%

2000 7% 13%

2001 6% 8% 11%

2002 11% 8% 9%

2003 14% 10% 8%

2004 14% 12% 8%

2005 14% 14% 9%

2006 14% 15% 10%

2007 14% 18% 10%

2008 13% 19% 10% 2009 13% 18% 11% 2010 13% 18% 12%

2011 15% 19% 11%

2012 15% 18% 12%

2013 15% 18% 12%

2014 16% 18% 11%

50%

Non-U.S. Premiums % of Total 45% 45%

42% 43% 41% 42% 43%

40% 37%

30% 31%

22% 22%

20% 17%

13% 15%

12% South Africa

10% Hong Kong United Kingdom South Korea France

Spain Japan Australia Malaysia Mexico Taiwan India China Poland Italy Germany Netherlands U.A.E. Turkey

0% Canada

1992 1994 1995 1996 1997 1998 1999 2002 2005 2006 2007 2008 2009 2011 2013 2014

Year of Office Opening

How We Got There – Evolution of RGA

Balance and diversity by product

2005

Percent of Revenues

3% 6%

6% Individual Mortality

3% 85%

Group Mortality

Individual Morbidity

9%

Group Morbidity

82%

6% GFS

2010

Percent of Revenues

12% Individual Mortality

74%

7% Group Mortality

7% Individual Morbidity

5% 14%

69% Group Morbidity

12% GFS

2014

Percent of Revenues

14% Individual Mortality

67%

7% Group Mortality

Individual Morbidity

12% 19%

61% Group Morbidity

6%

14% GFS

Year of Product Introductions (Non-Mortality)

1995 1997 1998 1999 2000 2001 2002 2007 2008 2009 2010 2013 2014

Entered capital motivated reinsurance business

First asset intensive business in the U.S.

First capital motivated reinsurance treaty in Japan

Critical illness business in the U.K.

Co-insurance of indexed annuities

LTC in the U.S. market

Impaired annuities in the U.K.

Acquired group reinsurance business from ING

Early state critical illness (ESCI) in Singapore

Wellness

-linked products in Malaysia

First longevity swap in the Netherlands

First group treaty in Australia

Whole life medical products in Taiwan

Critical illness in Korean market

First longevity treaty in Canada

First longevity transaction in the U.K.

Leading Global Life Reinsurer

Geographic reach

Established market positions Extensive solution set Flexible and opportunistic Able to work across markets

Established in Key Markets Globally

Canada

Ireland

United Kingdom

Netherlands and Nordics Poland Germany/CEE

France Italy United States T urkey China Japan South Korea Spain/Portugal Taiwan Hong Kong

United Arab Emirates India Singapore Malaysia Bermuda Australia New Zealand Barbados Mexico South Africa Brazil

RGA is a global leader serving multinational and domestic clients in more than 80 countries

Global Life and Health Reinsurers*

Ranked by 2014 net earned premiums

$ Millions as of December 31, 2014

Rank Reinsurer Net Earned Premiums

1 Munich Re1 12,023

2 Swiss Reinsurance Company 11,212

3 Reinsurance Group of America2 8,670

4 SCOR Global Life Re 6,925

5 Hannover Re 6,578

6 General Re3 3,161

7 China Life Re4 2,989

8 London Life 2,889

9 Assicurazioni Generali 1,743

10 PartnerRe Ltd. 1,222

* These are the preliminary estimates. Final ranking will be released after all companies publish annual results.

1 Does not include Munich Health.

2 Net Premiums.

3 Does not include BHRG.

4 2013 data used. Annual results for 2014 not yet available.

Please note, exchange rate conversions are based on currency rates provided by each company in their Annual Reports. Source: Annual filings for each reinsurer.

RGA’s Unique Strengths

Leveraged across the global platform

Client focus

Customized delivery of solutions

Support of clients in multiple geographies

Knowledge, skills, technical expertise

Value-added services

Active product development support, notably in emerging markets

Data solutions

Culture of collaboration, innovation

Tenured management team, engaged associates, consistent approach

RGA brand and reputation

History of delivering value

Integrity, commitment, trust, continuity

RGA’s Unique Strengths

NMG Consulting Studies, Business Capability Index (BCI) – 2014

Market Penetration (%)

100% 90% 80% 70% 60% 50% 40% 30% 30% 20% 10% 0%

Average BCI Score

A B C D E

65 70 75

For the 3rd consecutive year, RGA is the top-rated reinsurer globally

RGA’s Unique Strengths

Experienced executive management team

Years of Experience

Name Position

In Industry With RGA

A. Greig Woodring President and Chief Executive Officer 40 35

Jack B. Lay Sr. EVP and Chief Financial Officer 23 23

Donna H. Kinnaird Sr. EVP and Chief Operating Officer 31 3

Anna Manning Sr. EVP, Global Structured Solutions 34 8

Alain P. Neemeh Sr. EVP, Global Life and Health Markets 18 18

Paul A. Schuster Sr. EVP, Head of Europe, Middle East and Africa 38 24

Scott D. Cochran EVP, Global Acquisitions 19 10

Todd C. Larson EVP, Global Chief Risk Officer 20 19

John P. Laughlin EVP, Global Financial Solutions 34 20

Allan O’Bryant EVP, Head of Asia Markets 27 5

Paul Nitsou EVP, Global Accounts 29 18

1 Includes experience in life insurance and life reinsurance industries.

2 Includes experience with RGA’s predecessor, the reinsurance division of General American Life Insurance Company.

RGA’s Opportunities

Focused on execution

Environment is attractive – demand is strong

Regulatory changes, economic uncertainty

Insurance/financial services industry realignment, de-risking

Developing markets – strong growth, low reinsurance penetration

Growing economies, growing wealth, growing reinsurance use

Core protection needs, growing living benefit demand

Mature markets – provide strong cash flow, excess capital, select opportunities

Significant transactional opportunities in the U.S. and EMEA

Increasing reinsurance penetration

RGA’s Opportunities

Focused on execution

Transactional businesses see continued activity Emerging organic opportunities

Longevity – significant, sustained opportunity; life reinsurers well-positioned

Living benefits – demographically driven

Alternative distribution, delivery, data and analytics, predictive modeling

RGA’s disciplined approach

Pricing, actuarial, financial, ERM

Best practices across products, geographies

Attractive Investment Opportunity

Strong financial results

Attractive strategic positioning, leading global franchise Diversified source of earnings by geography, product Balanced, effective use of excess capital

Solid Organic Growth + Transactional Opportunities + Capital Management

= Attractive EPS Growth Potential, Total Returns

What This Means for Investors

Historical total returns vs. global peers

0% 50% 100% 150% 200%

ACE

RGA

SNL P/C

PRU

S&P 500

SNL L/H

Global Reins

AFL

PFG 10

U.S. FIG Years

PFG

SNL L/H

RGA

U.S. FIG

PRU

SNL P/C

Global Reins

S&P 500

AFL

3

ACE Years

ACE

PFG

Global Reins

RGA

S&P 500

SNL P/C

U.S. FIG

SNL L/H

5

PRU

Years

AFL

0% 5% 10% 15% 20% 25%

RGA

SNL U.S. FIG

PFG

SNL P/C

S&P 500

ACE

Global Reins

SNL L/H

PRU

1

AFL Year

1 Source: SNL., All returns reflect pricing as of May 8, 2015.

The SNL Global Reinsurance index includes Munich Re, Swiss Re, Hannover Re and SCOR as significant components, contributing 23.9%, 22.0%, 8.6%, and 4.7% of the index respectively.

Executing the Strategy Today, Planning for Tomorrow

Building on our practice of looking forward, anticipating and adapting Positioning for the future

Changing life insurance distribution and delivery

Big data, predictive modeling

Trends in life expectancy, health and health care technology

Large mortality block has embedded and strategic value

Evidenced by third-party interest in mortality blocks and expertise

Expertise and insights provide platform for growth in numerous directions

RGA Investor Day 2015

Global Growing Balanced Unique Global Structured Solutions

Anna Manning

Senior Executive Vice President, Global Structured Solutions

Reinsurance Group of America, Incorporated | Tuesday, May 19, 2015

RGA’s Transactional Business

Supporting growth and value creation

Key Messages

Strong momentum, healthy pipelines, well-positioned, creating value Transactions are an important part of our business model Transactions leverage our core skills and capabilities

Global Structured Solutions

Global Financial Solutions (GFS)

Global Acquisitions (GA)

Global Analytics & In-Force Management (GAIM)

Global Financial Solutions

Global Businesses

Global

Analytics Global

& In-Force Acquisitions Management

Globally managed while closely integrated with the local business units

Recent Transactions

Financial Solutions

RGA Partners with Sun Life in Longevity Insurance Transaction

“RGA will reinsure the longevity risks associated with a significant share of a C$5 billion block of pension obligations, ultimately reducing longevity risks for BCE.”

March 3, 2015

Acquisitions

RGA Acquires In-Force Mortality Block from Voya Financial

“This transaction leverages RGA’s deep expertise and understanding of the U.S. mortality market, and aligns well with our disciplined Global Acquisitions strategy.”

August 15, 2014

In-Force Management

RGA Retrocedes Block of U.S. Mortality Business to Pacific Life

“This transaction highlights the attractiveness of mortality blocks to entities with complementary risk profiles.”

December 29, 2014

RGA Partners with Royal London for Life Annuity Risk Transfer

“RGA will reinsure a £1 billion block of annuities comprising approximately 70,000 policies, reducing asset and longevity risks for Royal London.”

May 14, 2014

RGA Acquires Aurora National Life Assurance Company

“We are pleased to announce this transaction which follows our strategy to deploy capital into attractive, closed block opportunities.”

October 21, 2014

RGA Announces Embedded Value Securitization

“We are continually looking for ways to enhance our capital flexibility and efficiency, and this transaction is an attractive option in that regard.”

December 16, 2014

Environment

Realigning of the financial services industry; de-risking, de-leveraging and consolidating

Increasing regulatory change, both scope and pace

Persisting low interest rates putting pressure on earnings industry-wide Continuing demand for capital and risk management solutions Increasing focus on active in-force management

Change provides fertile ground for transactional opportunities

Strengths & Opportunities – Transactional Business

Strengths

Client focus

Deep technical and structuring expertise

Strong balance sheet and ratings Long track record of success

Culture of collaboration and innovation

Extensive internal data Brand and reputation

Opportunities

Capital-motivated reinsurance (including Solvency II capital solutions) Redundant reserve financing Longevity, annuity and pension liability risk transfer solutions

Acquisition transactions

Embedded value transactions

Active management of in-force business

We deploy our capital to opportunities of greatest demand and highest risk-adjusted return

RGA Investor Day 2015

Global Growing Balanced Unique

Global Financial Solutions

John P. Laughlin

Executive Vice President, Global Financial Solutions

Reinsurance Group of America, Incorporated | Tuesday, May 19, 2015

Continued Momentum

Growth opportunities triggered by changing environments

Global Financial Solutions (GFS) has delivered stable, high-quality earnings and superior returns since 1995

Unique strengths support a sustainable competitive advantage

GFS is an important contributor to RGA’s success

Environmental Change Driving Growth

Growth opportunities triggered by changing environment

Regulatory changes Solvency and accounting changes Low interest rate environment

New opportunities for innovative reinsurance solutions Need for more capital and more stability of capital Demand for long-term biometric protection

Advantages

Client Focus

Long, deep partnerships across client organizations

Historical understanding of clients’ products and objectives

Strong collaboration and integration with RGA global footprint

Risk Appetite

Robust solution set; ability and willingness to accept and retain biometric and investment risks Consistent, disciplined approach; thorough product and counterparty analysis

Reputation

Long track record of credibility with clients and regulators Execution Dependability, long-term partner Recognized leader in large and complex transactions

Expertise

Seasoned experience (20+ years in many cases) across all regions and products High degree of intellectual capital – risk assessment, risk transfer, structuring and investments

Unique strengths support sustainable competitive advantage

Senior Management Team

Name Position Years of Experience

In Industry With RGA

John Laughlin EVP, Global Financial Solutions 34 20

David Boettcher EVP & Chief Operating Officer, GFS 32 17

Larry Carson SVP, Chief Actuary 22 17

Dustin Hetzler SVP, Chief Pricing Actuary 22 21

Gary Seifert SVP, North America 26 20

Greg Goodfliesh SVP, Asia Pacific 21 17

Paul Sauvé SVP, Europe, Middle East, Africa 23 9

Hamish Galloway SVP, United Kingdom 28 16

Darlene Desroches VP, Treaties 27 20

Highly experienced team – difficult to replicate

Financial Results

Strong operating income growth across products and regions Proven track record of consistent and dependable earnings

Above-average returns

Balanced mix of business; important contributor to

RGA’s results

Insurance and structuring expertise is valued by clients and is reflected in higher margins

Large, selective transactions can drive growth rates over time

GFS has delivered stable, high-quality earnings and superior returns since 1995

Financial Results

All Regions

($ in Millions) Pre-tax Operating Income1

600

500

400

300

200

100

Projection

0

2010 2011 2012 2013 2014 — 2017

US EMEA AP Canada

All Products

($ in Millions) Pre-tax Operating Income1

600

500

400

300

200

100

Projection

0

2010 2011 2012 2013 2014 — 2017

Asset Intensive Capital Motivated Longevity

1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix.

Capital-Motivated Reinsurance

Current State

Seasoned experts well-positioned in

North America, Asia and Europe

Leading presence in U.S. and Japan; strong momentum in Europe Pressure on efficient capital management

Deep understanding of clients’ products from decades of reinsuring Significant barriers to entry

Strategies

Expand strategic accounts in developed markets: U.S., Japan and Canada

Continue to implement Solvency II structures in Europe Combine financial structuring expertise with strong local client relationships in targeted markets

Expanding market-leading expertise into targeted global markets

Capital-Motivated Reinsurance

Key Messages

Broad income growth, balanced across regions Recognized leader in this highly specialized market Intellectual capital is essential due to complexity of transactions Generally a fee-based business for RGA

Recent growth attributable to AXXX/XXX in U.S. and Solvency II in EMEA

($ in Millions) Pre-tax Operating Income1

140

120

100

80

60

40

20

0

2010 2011 2012 2013 2014

US Canada AP EMEA

1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix.

Asset Intensive Reinsurance

Current State

High-quality, strong returns; 15-20% returns each of last five years

Strong pricing and risk management skills Ability to review and support all investment products

Doesn’t require distribution force or fixed administration expenses Defined appetite allows selective participation in profitable opportunities Flexibility as economics change

Strategies

Target well-designed products from quality insurers Expand in established markets: U.S., U.K. and Japan Deploy resources into new markets in Asia and Continental Europe Actively manage in-force to maximize profitability Create balanced portfolio of income, risks and duration

Optimally positioned to deliver profitable growth

Asset Intensive Reinsurance

All Regions

($ in Millions) Pre-tax Operating Income1

250

200

150

100

50

-

2010 2011 2012 2013 2014

US EMEA AP

All Product Categories

($ in Millions) Pre-tax Operating Income1

250

200

150

100

50

-

2010 2011 2012 2013 2014

FA/BOLI FIA VA Other

FA/BOLI – Fixed Annuities/Bank Owned Life Insurance FIA – Fixed Indexed Annuities VA – Variable Annuities Other – Asset Transfer Longevity

1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix.

Asset Intensive Business

Impact on 2014 asset intensive pre-tax operating income1

Low Sensitivity to Interest Rate Movements

($ in Millions)

213 216 222

(1%) or ($3M) 3% or $6M

-100 bps 2014 Actual +100 bps

Interest rate shocks applied instantaneously have

immaterial impact on Asset Intensive’s pre-tax

operating income1

Low Sensitivity to Equity Movements

($ in Millions)

216 220

203

(6%) or ($13M) 2% or $4M

-10% 2014 Actual +10%

Equity shocks are also manageable, with slightly higher

sensitivity to the negative shock (applied as one-year

instantaneous shock)

Continued stability under stressed market scenarios

1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix.

Longevity

Current State

Leverages RGA’s deep understanding of mortality improvement

Established provider in the U.K. and Canada Solid analytical and risk management expertise

Strong current and projected demand will outpace supply Good diversification of risk and earnings

Strategies

Leverage mortality and structuring expertise into longevity solutions Expand into targeted markets: U.S. and the Netherlands Continued production and profits in established markets Combine Longevity and Asset Intensive solutions

Strong expertise, strong demand and profitable growth

Longevity

Key Messages

Strong income growth on in-force and new business

Primarily U.K. and Canada to date Executed innovative Netherlands transaction in 2014

Executed large Canadian transaction in first quarter of 2015 Diversification of risk and earnings from mortality

($ in Millions) Pre-tax Operating Income1

90

80

70

60

50

40

30

20

10

0

2010 2011 2012 2013 2014

EMEA Canada

1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix.

Summary

Environmental changes generate continued demand across products and geographies

Seasoned expertise coupled with strong client relationships create competitive advantage Strong structuring and biometric capabilities enable broad solution alternatives for clients Continued discipline and selective participation in high-return opportunities where clients value expertise and counterparty

Stable earnings from in-force and new opportunities expected to provide steady profit growth

Environmental Changes + Client Relationships + Seasoned Expertise + Risk Capabilities + Discipline = Continued Growth

RGA Investor Day 2015

Global Growing Balanced Unique

Global Acquisitions

Scott Cochran

Executive Vice President, Global Acquisitions

Reinsurance Group of America, Incorporated | Tuesday, May 19, 2015

Overview

Strategy is to deploy capital into attractive in-force blocks

Desire to increase in-force block activity compared to RGA’s long history of less frequent acquisitions

Leverages RGA’s strengths in risk assessment, structuring, relationships, investments and market credibility

Activities are integrated and closely aligned with RGA’s other business units

Considerable past, current and expected future dislocation from numerous market and economic pressures Solution set ranges from modest risk and capital relief to full-scale divestiture of businesses Unlike many competitors, RGA seeks a more balanced basket of risks and looks to retain the blocks through their natural expiration

2014 Results

Key Messages

Approximately $400 million GAAP capital deployed

Transactions closed in 2014 and 2015

2014 activities are providing strong earnings power and market momentum

Differentiated by a combination of the following:

Historical knowledge of underlying businesses

Structuring/capital management

High certainty of closing transactions (e.g., credibility with sellers)

Solid investment strategy without undue risk taking

($ in Millions) GAAP Capital Deployed

450

400

350

300

250

200

150

100

50

0

2010 2011 2012 2013 2014 4/15 YTD

Data shown in year transactions closed

Solid year of capital deployed into attractive opportunities

Current Environment

Pipeline continues to be attractive and diverse

Market dislocation, such as regulatory change, and strategic realignments leading to continual yet diverse flow of opportunities

North American and European opportunities dominate

Life and annuity blocks

RGA’s approach

Pursue a subset of opportunities based on fit within RGA strategy, risk philosophies, capabilities and competitive positioning Difficult to predict wins in terms of timing, size, market and product lines Flexible in pursuing opportunities alone or with a strategic partner Customized transaction structures benefit seller and RGA

Will continue to be selective and willing to walk away if we can not get to an attractive risk/reward proposition

Summary

Integrating opportunities won and building on successful 2014

Well-positioned to take advantage of market dislocations while providing value to our clients

Difficult to predict pace and timing of capital deployment; managed closely alongside group capital management

Acquisition strategy is an expected key contributor to RGA’s future growth

RGA Investor Day 2015

Global Growing Balanced Unique

Global Analytics & In-Force Management

Anna Manning

Senior Executive Vice President, Global Structured Solutions

Reinsurance Group of America, Incorporated | Tuesday, May 19, 2015

Global Analytics & In-Force Management

A comprehensive analytical framework for measuring performance Drives focus and consistency across the organization Leads to improved understanding of key performance drivers Identifies opportunities to enhance risk-adjusted performance

Team works closely with local business units to create solutions to enhance in-force performance

Enhancing Risk-Adjusted Performance

Phase

Measure

Identify Opportunity

Understand Business Drivers

Execute

Description

Measure relative performance through analytical framework

Framework will lead to identifiable opportunities

Work closely with the local business units and other functions to develop solutions

Execute on the solutions

Analytical Framework

Performance High Low Maximize Scale Scale Improve Performance Low High Optimize Capital Usage Reform Blocks

Capital Usage

Maximize Scale – overweight, invest, grow

Improve Performance – strategic review, maximize efficiency Improve Capital Usage – optimize capital efficiency Reform Blocks—underweight, rehabilitate, divest

Measure and identify opportunities

In-Force Management Action

Key Messages

Deep dive of performance of U.S. mortality business (USMM) Relative performance of sub-blocks analyzed Underperforming block and drivers of underperformance identified (USMM ’99—’04) Solutions generated and potential structures evaluated Partners selected, negotiations pursued Transaction executed in late 2014 resulting in capital released from underperforming block, available to be redeployed to attractive opportunities

Before Transaction

Performance High Low USMM Pre-99 USMM 2005+

Total RGA TotalUSMM

USMM 99-04

Low High Capital Usage

After Transaction Assuming Capital Deployed

Performance High Low USMM Pre-99 USMM 2005+

Total RGA Total USMM

USMM 99-04

Low High Capital Usage

Summary

Applying our analytical performance framework to both in-force and new business to help steer the business

Leveraging our skills and capabilities to create solutions aimed at improving the performance of our business

Improving the alignment of strategy, risk and capital management, and market opportunities

Enhancing returns through timely decisions and management actions

RGA Investor Day 2015

Global Growing Balanced Unique

Geographic Overview

Alain Néemeh

Senior Executive Vice President, Global Life and Health Markets

Reinsurance Group of America, Incorporated | Tuesday, May 19, 2015

Leveraging Our Successful Global Franchise

Well-established brand

Exceptional at client focus

Leading global underwriting franchise Delivering innovative solutions Common guiding principles

Status Update

Australia turnaround on target

North America claims

Recently above our expectations

Q1 experience consistent with industry

Growth opportunities around the globe

Well-Established Brand

Best-in-class capabilities leading to solid market share

2014 New Business

Region 2014 Business

Capability Ranking1 Individual3

Group4

(Premium/Sum Assured)

United States #12 #3 / #2 #2

Canada #1 #2 / #1 #2

EMEA #1 #2 / NA #3

Asia #1 #1 / NA #4

1 2014 business capability as independently assessed by NMG Consulting’s Business Capability Index (globally).

2 U.S. market also ranked #1 by Flaspöhler Research Group.

3 2014 individual ranking by new business premium as provided by NMG Consulting and total production (recurring and in-force) by face amount provided by SOA survey.

4 2014 group ranking by total business premium as provided by NMG Consulting.

Exceptional Client Focus

Sampling of Worldwide Accolades

“RGA reached out to us and showed what “Excellent product and market research”

value they could add”

“Thanks for partnering with us. Let’s continue to work

“RGA is more innovative on special claims” together to be successful”

“I have confidence that I can work out issues

“Our go-to reinsurer…easy to deal with” because I know the people I am partnering with”

“Great company – standard bearer for other

reinsurers” “RGA is very active in promoting new ideas”

“Terrific client-facing team, very open to helping

us solve our business needs” “RGA is good at coming up with solutions”

“RGA is better in underwriting decisions – first

time around” “Proven itself to be an outstanding partner”

“RGA understands our goals and how to help us “Faster turnaround on claims decisions”

achieve them”

“The premier reinsurer out there. Very friendly. “Continues to offer the best expertise in the industry”

Always willing to help out”

Source: 2014 NMG Consulting and Flaspöhler Research Group.

Common Guiding Principles

Thinking globally, acting locally

Leveraging our global expertise

Enhancing and refining our product offering

Developing and retaining talent

Striking the right balance between profitable growth and risk management

Leading Global Underwriting Franchise

Consistently rated highest by independent industry surveys 550,000+ case submissions globally in 2014 In the U.S., ~95% of cases are completed within 24 hours

50+ electronic underwriting installations globally and 40+ active projects In North America, more than $22 billion in facultative production in 2014 > 90,000 monthly client logins to electronic underwriting manual

Technical Expertise Lead Generation Financial Contribution

We are the best in the business We open doors that create opportunities We directly generate revenue for RGA

Delivering Innovative Solutions

ROSE®

Multifaceted cost savings program

Served 83 clients in 2014

$158M+ client savings since 2004 $79M in approximate RGA savings

Post Level Term

Joint study with the SOA

Expert analysis and advice

Effective in-force management

Improving client cash flows

ASAP®

Immediate decisions on facultative cases

Instant auto-bind with RGA $25B in in-force production

TransUnion ® TRL

Next step towards no exam Underwriting

Click-fee revenue generator

Enhancing risk selection Optimizing in-force business

U.S. Markets

Key Messages

Client-preferred reinsurer for tenth consecutive year

Well-diversified profit stream GFS contributes a significant share of profits

Individual mortality continues to contribute considerable earnings

Lower investment yields impacting growth

($ in Millions) Operating Revenue1

7,500

6,000

4,500

3,000

1,500

Projection

0

2010 2011 2012 2013 2014 … 2017

US Mortality US Group LTC Latin America GFS

($ in Millions) Pre-Tax Operating Income1

800

600

400

200 Projection

0

2010 2011 2012 2013 2014 … 2017

1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix.

U.S. & Latin America Traditional Quarterly Results

Short-term volatility, long-term value

Pre-tax Operating Income1

($ in Millions) ($ in Millions)

$190

$380

$150

$300

$110

$220

Quarterly $70 $140 Annual

$30 $60

($10) Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 ($20)

2010 2011 2012 2013 2014

Individual Mortality LTC Group Latin America Annual (right axis)

1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix.

U.S. – Value Embedded in In-force

Key Messages

Sizeable in-force Significant future earnings embedded in the in-force Future new business expected to contribute additional value

Actuarial Liabilities – U.S. GAAP vs. Best Estimate

(In-force as of December 31, 2014)

($ in Billions)

Considerable

projected

future value

$9

$6

$3 $0 2014 2024 2034 2044 2054 2064 2074

Projected Future Value US GAAP Liabilities Best Estimate Liabilities

U.S. Group

Leadership position in group life and disability

Ranked #1 in BCI in latest NMG survey

21% market share

Key opportunities

Health care reform

Voluntary market

Value added services

Leveraging capabilities and relationships

Cross-selling with Individual Mortality and GFS

De-facto global leader as we expand group businesses internationally

Annually renewable business permits active management

U.S. Long-Term Care

Primary market is evolving

RGA entered the business in 2007

Focused on new business, no legacy blocks Comfortable with our reserve levels Continue to evaluate emerging product designs

Lower inflation acts as a hedge against sustained low interest rates

Canada

Key Messages

#1 in NMG BCI since 2007 Leading individual recurring new business market share by face amount for 8 consecutive years Strategic and disciplined diversification

Recent claims experience largely driven by severity following outperformance 9 of the last 13 years

Operating Revenue1

($ in Millions)

1,800

1,500

1,200

900

600

300

Projection

0

2010 2011 2012 2013 2014 … 2017

Individual Life Group Creditor Group Life & Health Individual Living Benefits Longevity

Pre-Tax Operating Income1

($ in Millions)

250

200

150

100

50

Projection

0

2010 2011 2012 2013 2014 … 2017

1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix.

Canada – Value Embedded in In-force

Key Messages

Sizeable in-force

Significant future earnings embedded in the in-force

Future new business expected to contribute additional value

Actuarial Liabilities – U.S. GAAP vs. Best Estimate

(In-force as of December 31, 2014)

($ in Billions)

$ 6

Considerable projected

future value

$ 3

$ 0

2013 2023 2033 2043 2053 2063 2073 2083

Projected Future Value US GAAP Liabilities Best Estimate Liabilities

EMEA

Key Messages

#1 or #2 in NMG BCI ranking for each of the five largest European markets and South Africa GFS and GA transactional business leveraging our European footprint

Continuing to strengthen our brand as the client-focused and biometric experts

($ in Millions) Operating Revenue1

3,000

2,500

2,000

1,500

1,000

500

Projection

0

2010 2011 2012 2013 2014 … 2017

Traditional Non-Traditional

Pre-Tax Operating Income1

($ in Millions)

280

240

200

160

120

80

40

Projection

0

2010 2011 2012 2013 2014 … 2017

1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix.

Australia

Key Messages

Turnaround on target

Optimizing inforce profitability

Repricing continues

Committed to claims paradigm shift

Pursuing sustainable products

Selectively considering new group opportunities

Comfortable with current reserves

Claims and IBNR are lumpy; expecting quarterly volatility

Early days of industry rationalization

($ in Millions) Operating Revenue1

1,500

1,000

500

Projection

0

2010 2011 2012 2013 2014 … 2017

($ in Millions) Pre-Tax Operating Income1

50

0

2010 2011 2012 2013 2014 … 2017

-50

-100

-350

1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix.

Recent Articles in the Australian Press

Chance for insurance industry to get its house in order

“It has become clear through a series of reviews that reform in the sector is needed”

“It is up to the industry now to restore public confidence before time for industry leadership runs out.”

Federal Assistant treasurer

8 April 2015

“Centrepoint Alliance drops upfront commissions for life insurance”

Australian Financial Review

30 April 2015

AMP First Insurer to Mandate Commission Reduction

AMP will cap the commission payable (…) to all advisers, (…) reducing upfront commission to 80% with an ongoing commission of 20%. riskinfo, 29 April 2015

APRA Points to Group Life Structural Issues

“The Australian Prudential Regulation Authority

(APRA) has warned life companies that simply lifting group insurance premiums will not succeed in addressing the core structural issues impacting the industry.”

Super Review, 6 January 2015

Summary

Executing on our Australia strategy; turnaround on target

North American businesses will continue to be important contributors of cash flow and value

Global platform providing for growth and diversification

Our brand has never been stronger

RGA Investor Day 2015

Global Growing Balanced Unique

Asia

Allan O’Bryant

Executive Vice President, Head of Asia Markets

Reinsurance Group of America, Incorporated | Tuesday, May 19, 2015

Key Points

RGA has a leading franchise in the region

The Asian market is attractive and RGA has an effective strategy in place

Asia is expected to continue to be a significant opportunity for RGA in terms of growth and profitability

Market Environment

Middle class in emerging and maturing markets is expanding as personal wealth is increasing Strong growth in life and health markets creates demand for new and expanded line of products Low reinsurance penetration in mature markets, but recognition of the benefits of reinsurance is growing Increasing interest in protection, living benefits and high net worth products GFS market in Japan and Hong Kong continues to grow

Strong growth dynamics in Asia

RGA in Asia

Operations commenced in 1994 6 offices plus joint venture in Malaysia

Hong Kong and Southeast Asia – serves Hong Kong, Singapore, Malaysia, Thailand, Indonesia, Philippines, Vietnam

Taiwan

Korea

Japan

India (including Sri Lanka)

China

Strong local teams and decentralized management “push decisions to where the knowledge is”

More than 350 employees – largest life reinsurance operation in Asia

China

Korea Hong Kong

Japan Thailand

India Taiwan Philippines Malaysia JV MLRe

Vietnam Singapore

Indonesia

Australia

New Zealand

Market Share – Asia (incl. China)

Estimated Market Size and Shares – Individual and Group (Anticipated contestable cessions to 31 December 2015)

Contestable Individual New Cessions Asia

15% 6% 7% 7% 9% 14% 17% RGA24%

Contestable Group Total Cessions Asia

15% 4% 4% 7% 9% RGA10% 12% 16% 24%

RGA Local Foreign Others

Note that the figures provided are derived from insurer estimates drawn from a sample of 275 companies in Asia. The projection reflects the expectations of the insurance executives at a point in time with regards to the their reinsurance arrangements and the growth in their underlying business. [Source NMG Consulting.]

Market Share – Asia (excl. China)

Estimated Market Size and Shares – Individual and Group (Anticipated contestable cessions to 31 December 2015)

Contestable Individual New Cessions Asia (ex-China)

12% 6% 6% 7% 9% 13% 17% RGA29%

Contestable Group Total Cessions Asia (ex-China)

15% 4% 4% 7% 8% 11% 13% 21% RGA22%

RGA Local Foreign Others

Note that the figures provided are derived from insurer estimates drawn from a sample of 275 companies in Asia. The projection reflects the expectations of the insurance executives at a point in time with regards to the their reinsurance arrangements and the growth in their underlying business. [Source NMG Consulting.]

Asia Highlights

Key Messages

Flexible platform drives biometric success in mature and emerging markets Customer focus, product innovation and proactivity position RGA as the leading innovator, resulting in high profit margins Claims experience better than expected Avoiding commodity products maximizes returns RGA was ranked #1 in Business Capability Index

(BCI) in the Asia region in NMG Consulting’s

2014 regional and national studies of ceding companies

2014 Revenue

Financial Solutions 7% Group 8%

Living Benefits Life 13% 50%

Critical Illness 22%

Market leader with strong franchise

Business Highlights

Korea

Commitment to serve clients during the product development process and after launch is creating a strong pipeline of opportunities

12 new specialized products launched

Japan

Underwriting expertise provides springboard for additional services and fosters new automatic treaties and Advantage Programs

The facultative leader in the market

China

Branch license; developing a strong team; approach is patient and prudent

Shanghai Branch opening

Business Highlights

Hong Kong & SE Asia

RGA continues to deliver award-winning products and leadership in the high net worth market; the Hong Kong team widely viewed as integral to clients’ product development success

Developing award-winning products

India

Growth continues to exceed expectations due to RGA’s flexible delivery of solutions to the market despite regulatory changes and heavy market restrictions on distribution

Risk scoring matrix developed

Taiwan

Leveraged product development lessons learned in the region and launched two new product lines

Won the first senior cancer product

Near-Term Opportunities

Strength of brand leading to continued opportunities, particularly in the areas of product development, specialized underwriting programs and high net worth

Award-winning new products support the industry, their distribution networks and market growth throughout region

Reputation for outstanding execution leads to sustaining cycle of product development and high net worth opportunities

Well positioned to grow GFS; teams are well integrated

Support multinational clients in the markets where they do business

Near-Term Opportunities

Product

Country Traditional GFS

Development

Japan

Hong Kong &

SE Asia

Korea

Taiwan

China

India

Well-positioned in all markets

Asia – A Significant Opportunity

Key Messages

Persistency of existing treaties support growth projections Innovation and pricing discipline lead to solid pipeline of new business opportunities New innovations continue to focus on client needs for products, underwriting solutions and capital management Favorable claims experience on high net worth, new products and Advantage Programs Sound margins allow for re-investment to increase our dominant market position

Operating Revenue1

($ in Millions)

1,500

1,250

1,000

750

500

250

Projection

0

2010 2011 2012 2013 2014 2017

Pre-Tax Operating Income1

Non-Traditional

Traditional

($ in Millions)

200

150

100

50

Projection

0

2010 2011 2012 2013 2014 … 2017

1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix.

Summary

Leading franchise in the region

Healthy underlying economics and market dynamics leading to growth opportunities in under-penetrated markets

Acknowledged leadership in product development and underwriting solutions

Known reputation for strong execution and leading edge innovations

Optimizing RGA’s global strengths by applying worldwide innovations and experience locally, aligning the best people to the right opportunities

Integrated approach of combining Traditional and GFS expertise to develop client solutions

RGA Investor Day 2015

Global Growing Balanced Unique

Investments

Timothy Matson

Executive Vice President, Chief Investment Officer

Reinsurance Group of America, Incorporated | Tuesday, May 19, 2015

Role of Investments Within RGA

Investments function manages assets for in-force businesses and helps price/structure new business opportunities Three key long-term objectives:

Manage balance sheet strength and investment income

Support business segments on new transaction flow

Enhance investment platform

Target

Best-in-class investment operation specializing in insurance-related activities

Third-party asset manager quality in all that we do, as well as mastery of capital, financial reporting and regulatory issues

RGA’s Investment Philosophy

Achieve superior risk-adjusted returns relative to liabilities Maintain a diversified portfolio Take an agnostic approach to manager selection

Use both internal and external investment managers

Access best-in-class external managers; best long-term track record

Take advantage of scale and lower costs where opportunities exist

Gain flexibility as asset allocation or business mix change

Avoid frequent trading to minimize costs

Manage Balance Sheet Strength and Income

St. Louis-based investment team

Manages investment grade credit, RMBS/CMBS, some alternatives (private equity funds/co-investments and mezzanine debt); 60 staff

Commercial mortgage group originates and services loans in the U.S. and Canada from six regional offices; 30 staff

London-based investment team

Manages investment-grade sterling and euro portfolios; five staff

External managers for domestic and international portfolios

Utilize top-tier, third-party managers for specialty asset classes

Eight managers cover domestic and emerging markets high-yield, senior bank loans and RMBS

Seven managers cover local currency portfolios in Canada, U.K., Australia, Korea and South Africa

Support RGA Business Segments

Work closely with businesses to develop investment strategies that contribute to new business development

John Hancock

Voya

Aurora

Royal London

Active involvement in capital markets through in-force management aids in solutions capability, perspective and creativity

Ultimately create an environment where Investments not only finds asset solutions for liabilities, but also seeks liability solutions for assets

New Business Development – Investment Process

Current RGA Target Plan and

Results Portfolio Strategy Execute

Portfolio interest rate

Evaluate new assets

Macro economic

Consolidated portfolio profile and liabilities outlook with desired

Credit risk position

Customize portfolio to

Interest rates characteristics cash flow match the

Credit spreads

Target portfolio fully

Asset allocation limits liabilities

Liquidity repositioned to achieve

Individual issuer

Asset class

Develop investment target quality, yield, exposure expectations guidelines and cash flow

Portfolio cash flows

Availability of bonds objectives

Assess impact on the Liability profile and Ratings expectations Robust performance consolidated portfolio potential cash flow Time execution to lock measurement needs Capital requirements in transaction

Capture ongoing and fit with RGA’s long

Rating distribution and economics opportunities for term strategic plan capital required portfolio enhancement Reposition target portfolio

New Business Development – Key Differentiators

John Hancock Deferred Annuity Reinsurance Treaty

Deep real estate and credit expertise allowed RGA to effectively underwrite $1 billion of commercial mortgage loans (100 loans) and $450 million in private placements (50 issuers) acquired from JH

Voya Level Term Reinsurance Treaty

Investment policy expertise and flexibility allowed for effective negotiations to achieve mutual agreement for benefit of RGA and Voya

Aurora Legal Entity Acquisition

Expertise in capital market solutions enabled RGA to lock-in the economics of the deal early

Created customized solution to manage RGA’s risks while achieving various stakeholders’ objectives

Royal London Reinsurance Treaty

Strong internal collaboration allowed for thorough understanding of liabilities

Leveraged relationship with external manager to quickly execute repositioning strategy

New Asset Classes

Effectively utilized new asset classes and strategies to support new transaction liability characteristics

Enhance RGA’s Investment Platform

Expanded credit staff, documented credit analysis process, and designed training program for new credit staff

Capture beta from investment-grade corporate bonds and minimize downside

Build strong credit culture

Develop staff for other asset classes

Commercial mortgage group becoming “brand name” manager with third-party asset management qualifications

Group has achieved critical mass to compete in market

Expect third-party capability by year-end

Developing mezzanine lending as a core competency

Leverage relationships with transaction sponsors

Reduce reliance on funds and associated management expense

Identification of Key Metrics

Investment performance

Meet or exceed plan projection for net earned book yield

Total return measures – employ where needed

Cost structure

Target asset management expense/AUM of less than 10 basis points

Realized gain/loss

Low turnover commensurate with book yield approach

Compliance breaches

Expect 0%

Asset Allocation

March 31 2015 (Book Value)

Total

($ in Thousands) Total U.S. Grand Total

International

Market Value $ 24,334,985 $ 11,024,739 $ 35,359,724

Book Value $ 22,685,265 $ 9,068,449 $ 31,753,714

Cash & Short Term 0.1% 2.9% 0.9%

Treasuries 1.5% 6.3% 2.9%

Other Government 2.3% 37.2% 12.2%

Municipal 6.0% 0.3% 4.4%

Corporate IG 37.5% 44.2% 39.4%

Corporate HY 3.0% 0.5% 2.3%

EMD IG 4.8% 3.5% 4.4%

EMD HY 1.4% 0.0% 1.0%

Bank Loan 1.5% 0.0% 1.1%

Hybrid 2.5% 1.5% 2.2%

ABS 7.0% 1.7% 5.5%

Agency MBS/CMO 4.0% 0.2% 2.9%

Non-Agency MBS/CMO 1.7% 0.1% 1.3%

CMBS 7.7% 0.7% 5.7%

CML 13.4% 0.1% 9.6%

Equity Real Estate 0.6% 0.0% 0.4%

Private Placement 3.4% 0.7% 2.7%

Alternatives 1.5% 0.1% 1.1%

Total 100% 100% 100%

Well-diversified portfolio

Investment Policy Statements define limits by asset type and issuer

Illiquid assets below policy limits

Allocations vs. Peers

No significant allocation differences

Higher foreign government exposure due to asset mix in Canada operation

Credit Rating Distribution

Credit rating distribution

Average rating has been stable

Rating distribution has been stable

Distribution vs. peers

No significant difference with regard to peers

Excludes credit tenant loans, as most are rated by NRSRO and included in ratings above.

Notes: Includes asset-intensive funds withheld assets.

Excludes policy loans, other funds withheld assets, affiliated securities, derivatives, liability derivative portfolios and accrued interest

As of March 31, 2015 RGA Investments managed derivatives including credit default swaps, both single name and index, with total notional value of $870.7 million, market value of $9.5 million.

Currency Distribution

CAD

AUD GBP

JPY EUR

Other

USD

Assets and liabilities are largely matched by currency Internal currency committee regularly monitors currency risks Some currency hedges in place to mitigate risk

($ in Thousands) March 31, 2015

Currency Market Value Percentage

USD $ 25,960,763 73.4%

CAD 4,922,714 13.9%

GBP 2,489,903 7.0%

AUD 971,077 2.8%

JPY 355,495 1.0%

EUR 335,416 1.0%

Other 324,356 0.9%

Total $ 35,359,724 100%

Total $35,359,724 100%

Notes: Includes asset-intensive funds withheld assets.

Excludes policy loans, other funds withheld assets, affiliated securities, derivatives, liability derivative portfolios and accrued interest.

As of March 31, 2015 RGA Investments managed derivatives including credit default swaps, both single name and index, with total notional value of $870.7 million, market value of $9.5 million.

Commercial Mortgage Portfolio

Rating Distribution

(Book Value Basis)

C1 & C2 D1 & D2

3% 1% B2 A1

14%

22%

B1

33%

A2

27%

Property Type

(Book Value Basis)

OTHER HOTEL

7% 1% MULTI FAMILY

OFFICE 14% 32% INDUSTRIAL

16%

RETAIL 30%

By Region

30% 25% 20% 15% 10% 5% 0%

RGA ACLI

ACLI Regions

New Pacific England West North Middle Central Mountain Atlantic East North Central

East South South Atlantic West South Central Central

Alternative Investments

As of March 31, 2015 Estimated Market

($ in Thousands) Book Value % of Total % of Total

Category Value

Private Equity Funds $135,511 27.9% $ 161,686 29.6%

Private Debt Funds 130,160 26.8% 132,953 24.4%

Direct Private Debt & Equity 66,604 13.7% 68,640 12.6%

Other Funds 9,215 1.9% 10,353 1.9%

Total Private Debt & Equity $341,490 70.3% $ 373,632 68.5%

Real Estate Investments 144,051 29.7% 172,001 31.5%

Total $485,541 100% $ 545,633 100%

Investment Risk Management

Staff headed by mathematics Ph.D. with CFA/FSA/FRM designations

Deep quantitative background, years of financial industry experience, and CFA designation achieved or pending

Equipped with BlackRock’s Aladdin risk and analytics systems and supported with proprietary risk analysis, monitoring and reporting tools

Produce standard risk measures (e.g., WARF, spread VAR, PBEC, key rate durations) and proprietary stress tests

Actively monitor emerging risks, engage in risk discussions across the investment team, and think “out of the box” to find unexpected correlations

Important Steps over Next Three Years

Improve efficiency

Enhance ability to price and execute deals on tight timeframes

Drive total asset management expenses to less than 10 basis points

Develop reputation as a best-in-class asset manager

Key for business development

Important to attract and retain top-level talent

Provide third-party asset management where appropriate

Enhance stability and scalability of investment technology platform

Improve data integrity and functionally for all applications

Enable more activity, such as third-party asset management and tailored solutions for block transactions

Continue automation of back-office activities

Build out investment platform in Asia Pacific region

Fastest-growing geographic region

Local presence for transaction support

Enhance asset management capabilities

Financial Overview

RGA Investor Day 2015

Global Growing Balanced Unique

Jack B. Lay

Senior Executive Vice President and Chief Financial Officer

Reinsurance Group of America, Incorporated | Tuesday, May 19, 2015

Financial Overview

RGA’s Track Record – Strong Financial Results

Capital Management

Enterprise Risk Management

Attractive Investor Opportunity

RGA’s Track Record –

Strong Financial Results

Strong Financial History

5-Year Premium /

5-Year Average 5-Year Operating 1 5-Year BVPS

1 1 Operating Revenue 1

Operating ROE EPS CAGR (ex-AOCI) CAGR CAGR

11.3% 10.6% 8.7% / 8.9% 11.2%

Strong Operating Revenue1 Growth

($ Millions)

Key Messages 12,000

Consistent growth 10,000

Ongoing headwinds from lower interest rates 8,000

Strong revenue growth in some

6,000

markets; adequate growth in others

Operating revenues1 expected to 4,000 grow 4% – 7% in the intermediate term 2,000

2010 2011 2012 2013 2014

Premiums Other Revenues

Reflects strong organic growth

1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix.

Operating Income per Diluted Share1

Key Messages $12.00

Long track record of producing $10.00

$9.12

strong earnings

$8.00 2

2014 results were unusually strong $7.48

$6.55 $6.96

in part due to FIN48 tax effects and $6.23

$6.00

asset prepayments

$4.95

Intermediate projected growth rate $4.00 assumes continued low interest rate environment $2.00

Projection $0.00 2010 2011 2012 2013 2014 … 2017

Operating ROE1 13% 12% 12% 7% 13% 11%-12%

1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix.

2 Full bar excludes 2Q13 Australia reserve strengthening.

Operating Return on Equity1

Successful track record despite lower rate environment

Key Messages

14.0% 5-year average

2013 reflects significant charge in 12.0%

11.3%

Australian operation

10.0%

Intermediate target: 11%—12%

Reflects ongoing headwinds from 8.0% lower interest rates and generally 6.0% stronger U.S. dollar

4.0%

Potential future tailwinds

2.0%

Higher interest rates

Growth of international businesses 0.0%

2010 2011 2012 2013 2014

Effective capital management

Continued execution of in-force blocks

Industry recovery in Australia

1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix.

Long Track Record of Success

Book value per share (ex-AOCI)1

$78.03

$69.66

$64.95

$57.25

$52.80

$45.86

$40.36 $41.01

$36.59

$34.06

$31.08

4Q04 4Q05 4Q06 4Q07 4Q08 4Q09 4Q10 4Q11 4Q12 4Q13 4Q14

1 Book value excludes other comprehensive income. Periods prior to 4Q06 not restated for 2012 DAC accounting change. Please refer to “Reconciliations of Non-GAAP

Measures” in the Appendix.

Book Value Growth Ranking – Last Five Years1

Book value per share (ex-AOCI) total return growth2

%

16 14 12

10 RGA

8 6 4 2 0 -2 -4

1 CAGR growth of book value plus dividends. 2009-2014

Source: SNL. This group represents all companies in the SNL U.S. Life/Health index that were publicly traded over the period and which represent at least 1% of the index, and includes (in alphabetical order): AEL, AFL, AIZ, CNO, GNW, MET, LNC, PFG, PL, PRU, SYA, SFG, TMK, UNM.

2 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix.

RGA

Capital Management

Capital Management Principles

Strength

Efficient

Balance Capital Flexibility

Management

Efficiency

Capital Management

Strength

Solvency

Strong balance sheet, capitalization

Strong credit and financial strength ratings

Liquidity

Holding company funds: approximately $500 million at March 31, 2015

Target minimum: $300 million

Consolidated excess capital at March 31, 2015

$800 million (reflects April 1 deployment for Aurora National acquisition)

Target cushion: $300 million—$500 million

Expect to generate $300+ million annually

Capital Management

Flexibility

Excess capital cushion available to fund attractive opportunities

Proven ability to raise capital

Strong track record of accessing traditional capital markets

Executed additional capital-generating transactions in 2014

Embedded-value securitization: $300 million generated capital o Mortality retrocession: $170 million generated capital

Ongoing assessment of shareholder dividend levels, opportunistic share repurchases and block acquisition deployments

Capital Management

Efficiency

March 31, 2015 capitalization $7.6 billion1

Current Capital Structure Strategy

Maintain an efficient, appropriate mix of capital Excess

Access debt and hybrid markets periodically to Capital ladder maturities, minimize cost of capital and

11%

Hybrid increase liquidity

Capital 9%

Deploy capital in a disciplined manner over time

Shareholders’

Equity

Maintain coverage and leverage ratios within

(ex-AOCI)

Debt 59% target limits

21%

Consider various in-force management transactions

1 Excludes accumulated other comprehensive income; please refer to “Reconciliations of Non-GAAP Measures” in the Appendix.

Capital Management – Efficiency (cont.)

Efficient laddering of debt and hybrid securities (schedule of maturities)

($ in Millions) 450

400

350

300 2022 2015 in

250 in

200 rate floating—rate rate rate floating to -

150—to Fixed—Fixed Fixed Fixed Fixed 100 Fixed 625% 45% 00% 70% 2% . 5 . . . 4 6 .

50 6 5 75% 6 .

0

2017 2018 2019 2020 2021 2022 2023 2042 2065

Senior Notes Hybrid Securities

Capital Management

Balance

Capital management strategy affords balanced approach; considers opportunities to deploy or return excess capital

Well-demonstrated in 2014

Capital deployed into block opportunities: $195 million o Capital returned: $286 million

Preference to deploy capital in support of business opportunities / block acquisitions

Balanced objective to continue building the inherent value of the enterprise and provide attractive returns

Multiple liquidity sources for holding company needs and operating entity needs

Continue to meet capital-related expectations of shareholders, bondholders, regulators and rating agencies

Capital Management

Balance

Dividend Payout Ratio

%

25

20

15

Industry Average 10 RGA

5

0

2009 2010 2011 2012 2013 2014

Total Payout Ratio

%

80 70 60 50

40 Industry Average

30 RGA

20

10

0

2010 2011 2012 2013 2014

Source: SNL

Excess Capital – 2014 Roll-Forward

($ in Millions)

$2,000

$1,800

$1,600 ($269) $470 $1,400 ($198)

($87) $1,200

$1,000 $684 $1,200 $800

$600

$400 $600

$200

$0

2013 Generated Capital—Generated Capital—Deployed Capital Share Repurchases Shareholder Dividends 2014 Earnings Transactions

Deployment of Excess Capital

($ in Millions) $500 $450 $400 $350 $300 $250 $200 $150 $100 $50

$0

2010 2011 2012 2013 2014 1Q15 Block Acquisitions Share Repurchases

2011: Excludes shares repurchased in association with the redemption of convertible securities. 1Q15: Includes acquisition of Aurora National, which closed April 1, 2015.

Enterprise Risk Management

Enterprise Risk Management

Formal ERM function

Quarterly risk reporting at all levels of management, including to the Board

Clear risk tolerances and limits control RGA’s risk exposures

Stress testing identifies potential threats to the company’s strategy

RGA’s risk exposures have become more diversified over time

Insurance, credit, market, operating

Regulatory risk – RGA has demonstrated its ability to adapt to regulatory change

Quarterly earnings volatility by line is not uncommon given the nature of our business

Tempered by enterprise-wide diversification

Tends to even out over longer time periods

Attractive Investment Opportunity

Attractive Investment Opportunity – Long-Term

Top three positioning in worldwide life reinsurance markets

International footprint complete – coverage of all important geographic markets

Expertise across the risk transfer spectrum (mortality, morbidity, longevity, structuring for regulatory compliance, etc.)

Expanding source of earnings by geography, product and structure

Attractive Investment Opportunity – Short-Term

Good momentum following a strong 2014

Expected 5%—8% annual EPS growth rate over the intermediate term; 11%—12% annual operating ROE

Solid organic growth; environment for in-force blocks is favorable

Near-term headwinds from lower interest rates, foreign exchange

Excess capital position affords flexibility

Key Points

RGA is a leading global life reinsurer that is well-positioned in all key markets

RGA’s goal is to deliver an attractive

RGA has unique strengths and leverages them combination of

across the platform growth, profitability and shareholder returns

RGA sees abundant opportunities and is executing its strategy

RGA Investor Day 2015

Global Growing Balanced Unique

Appendix

Non-GAAP Reconciliations

Reinsurance Group of America, Incorporated | Tuesday, May 19, 2015

Non-GAAP Reconciliations

($ in Millions)

U.S. & LATIN AMERICA TRADITIONAL

		2010	2011	2012	2013	2014
GAAP Revenue		4,310.9	4,553.4	4,882.0	5,115.9	5,283.3
Realized Capital (Gains) / Losses		(25.1)	(41.8)	0.3	(3.0)	(4.5)
Change in MV of Embedded Derivatives		-	(2.4)	2.0	(1.9)	3.1
Operating Revenue		4,285.8	4,509.2	4,884.3	5,111.0	5,281.9

		2010	2011	2012	2013	2014
GAAP Pre-Tax Income - Cont Ops		380.8	367.2	374.4	377.6	351.6
Realized Capital (Gains) / Losses		(25.1)	(41.8)	0.3	(3.0)	(4.5)
Change in MV of Embedded Derivatives	(1)	0.0	(2.4)	2.0	(1.9)	3.1
Pre-tax Operating Income		355.7	323.0	376.7	372.7	350.2

TOTAL U.S. & LATIN AMERICA

		2010	2011	2012	2013	2014
GAAP Revenue		4,966.4	4,915.1	5,722.6	6,031.5	6,297.4
Realized Capital (Gains) / Losses		(80.7)	(253.2)	3.7	154.1	(95.3)
Change in MV of Embedded Derivatives		(131.5)	311.4	(219.6)	(212.2)	(69.1)
Operating Revenue		4,754.2	4,973.3	5,506.7	5,973.4	6,133.0

		2010	2011	2012	2013	2014
GAAP Pre-Tax Income - Cont Ops		529.2	428.9	642.7	623.2	654.6
Realized Capital (Gains) / Losses		(59.9)	(84.0)	(80.3)	128.3	56.6
Change in MV of Embedded Derivatives	(1)	(30.7)	74.7	(43.7)	(167.1)	(109.6)
Pre-tax Operating Income		438.6	419.6	518.7	584.4	601.6

GFS - ASSET-INTENSIVE

		2010	2011	2012	2013	2014
GAAP Pre-Tax Income - Cont Ops		135.5	26.8	231.9	192.5	274.9
Realized Capital (Gains) / Losses	(1)	(31.0)	(4.5)	(67.3)	23.1	(14.1)
Change in MV of Embedded Derivatives	(1)	(36.5)	41.1	(57.5)	(46.0)	(44.9)
Pre-tax Operating Income		68.0	63.4	107.1	169.6	215.9

(1) Net of DAC offset

RGA

128

Non-GAAP Reconciliations

($ in Millions)

GFS - CAPITAL MOTIVATED REINSURANCE

		2010	2011	2012	2013	2014
GAAP Pre-Tax Income - Cont Ops		34.6	48.4	57.3	78.5	90.9
Realized Capital (Gains) / Losses		0.1	0.1	0.2	0.4	0.3
Pre-tax Operating Income		34.7	48.5	57.5	78.9	91.2

GFS - LONGEVITY REINSURANCE

		2010	2011	2012	2013	2014
GAAP Pre-Tax Income - Cont Ops		11.6	15.8	14.4	32.9	55.6
Realized Capital (Gains) / Losses	(1)	0.0	(0.4)	(0.6)	(0.1)	(1.7)
Pre-tax Operating Income		11.6	15.4	13.8	32.8	53.9

TOTAL GFS

		2010	2011	2012	2013	2014
GAAP Pre-Tax Income - Cont Ops		181.7	91.0	303.6	303.9	421.4
Realized Capital (Gains) / Losses	(1)	(30.9)	(4.8)	(67.7)	23.4	(15.5)
Change in MV of Embedded Derivatives	(1)	(36.5)	41.1	(57.5)	(46.0)	(44.9)
Pre-tax Operating Income		114.3	127.3	178.4	281.3	361.0

(1) Net of DAC offset

CANADA OPERATIONS

		2010	2011	2012	2013	2014
GAAP Revenue		980.2	1,056.0	1,140.3	1,185.0	1,181.9
Realized Capital (Gains) / Losses		(8.7)	(21.8)	(27.6)	(16.6)	(3.2)
Change in MV of Embedded Derivatives		-	-	-	-	-
Operating Revenue		971.5	1,034.2	1,112.7	1,168.4	1,178.7

		2010	2011	2012	2013	2014
GAAP Pre-Tax Income - Cont Ops		121.7	165.0	187.0	164.3	101.7
Realized Capital (Gains) / Losses		(8.7)	(21.8)	(27.7)	(16.6)	(3.2)
Change in MV of Embedded Derivatives	(1)	-	-	-	-	-
Pre-tax Operating Income		113.0	143.2	159.3	147.7	98.5

(1) Net of DAC offset

RGA

129

Non-GAAP Reconciliations

($ in Millions)

EUROPE, MIDDLE EAST & AFRICA OPERATIONS

	2010	2011	2012	2013	2014
GAAP Revenue	893.7	1,161.5	1,275.1	1,305.0	1,557.8
Realized Capital (Gains) / Losses	(1.9)	(5.9)	(11.1)	(3.5)	(24.7)
Change in MV of Embedded Derivatives	-	-	-	-	-
Loss on Non-investment Derivatives	-	-	-	-	(0.5)
Operating Revenue	891.8	1,155.6	1,264.0	1,301.5	1,532.6

	2010	2011	2012	2013	2014
GAAP Pre-Tax Income - Cont Ops	62.0	69.3	61.0	74.6	161.6
Realized Capital (Gains) / Losses	(1.9)	(5.9)	(11.1)	(3.5)	(24.7)
Non-investment derivatives	-	-	-	-	(0.5)
Pre-tax Operating Income	60.1	63.4	49.9	71.1	136.4

ASIA-PACIFIC OPERATIONS

	2010	2011	2012	2013	2014
GAAP Revenue	1,281.7	1,488.1	1,557.3	1,610.6	1,756.7
Realized Capital (Gains) / Losses	(5.4)	(3.1)	(8.4)	8.3	4.4
Change in MV of Embedded Derivatives	-	-	-	-	-
Operating Revenue	1,276.3	1,485.0	1,548.9	1,618.9	1,761.1

	2010	2011	2012	2013	2014
GAAP Pre-Tax Income - Cont Ops	80.9	52.7	52.0	(226.6)	102.3
Realized Capital (Gains) / Losses	(5.4)	(3.2)	(8.4)	8.3	4.4
Pre-tax Operating Income	75.5	49.5	43.6	(218.3)	106.7

AUSTRALIA

	2010	2011	2012	2013	2014
Australia GAAP Revenue	642.2	810.2	844.7	875.4	890.4
Asia (ex Australia) GAAP Revenue	634.1	674.8	704.2	743.5	870.7
Asia-Pacific GAAP Revenue	1,276.3	1,485.0	1,548.9	1,618.9	1,761.1

	2010	2011	2012	2013	2014
Australia Pre-tax Operating Income	22.4	(11.8)	(32.7)	(302.5)	(8.9)
Asia (ex Australia) Pre-tax Operating Income	53.1	61.3	76.3	84.2	115.6
Asia-Pacific Pre-tax Operating Income	75.5	49.5	43.6	(218.3)	106.7

RGA

130

Non-GAAP Reconciliations

($ in Millions)

CORPORATE & OTHER SEGMENT

	2010	2011	2012	2013	2014
GAAP Revenue	111.4	178.1	110.2	138.8	110.4
Realized Capital (Gains) / Losses	(0.1)	13.3	(2.1)	6.5	10.3
Change in MV of Embedded Derivatives	-	-	-	-	-
Gain on Debt Repurchase	-	(65.6)	-	(46.5)	-
Loss on Non-investment Derivatives	-	-	-	-	0.1
Operating Revenue	111.3	125.8	108.1	98.8	120.8

	2010	2011	2012	2013	2014
GAAP Pre-Tax Income - Cont Ops	12.4	47.7	(23.5)	(0.2)	(11.7)
Realized Capital (Gains) / Losses	(0.2)	13.4	(2.0)	6.4	10.3
Less Goodwill Write-off	-	-	-	-	-
Gain on Debt Repurchase	-	(65.6)	-	(46.5)	-
Loss on Retirement of PIERS	-	4.4	-	-	-
Non-investment derivatives	-	-	-	-	0.1
Pre-tax Operating Income	12.2	(0.1)	(25.5)	(40.3)	(1.3)

RGA CONSOLIDATED

		2009	2010	2011	2012	2013	2014
GAAP Revenue		7,066.8	8,261.7	8,829.5	9,840.9	10,318.3	10,904.2
Realized Capital (Gains) / Losses		303.4	(97.1)	(270.8)	(45.6)	148.7	(108.5)
Change in MV of Embedded Derivatives		(331.1)	(131.5)	311.4	(219.6)	(212.2)	(69.1)
Gain on Debt Repurchase		(38.9)	-	(65.6)	-	(46.5)	-
2014 Loss on Non-investment Derivatives		-	-	-	-	-	(0.4)
Operating Revenue		7,000.2	8,033.1	8,804.5	9,575.7	10,208.3	10,726.2

		2009	2010	2011	2012	2013	2014
GAAP Pre-Tax Income - Cont Ops		540.6	806.2	763.6	919.2	635.3	1,008.5
Realized Capital (Gains) / Losses	(1)	69.3	(76.1)	(101.5)	(129.5)	122.9	43.4
Change in MV of Embedded Derivatives		21.4	(30.7)	74.7	(43.7)	(167.1)	(109.6)
Gain on Debt Repurchase		(38.9)	-	(65.6)	-	(46.5)	-
Loss on Retirement of PIERS		-	-	4.4	-	-	-
Non-Investment Derivatives		-	-	-	-	-	(0.4)
Pre-tax Operating Income		592.4	699.4	675.6	746.0	544.6	941.9

		2009	2010	2011	2012	2013	2014
GAAP After-Tax Income - Cont Ops		373.0	535.7	546.0	631.9	418.8	684.0
Realized Capital (Gains) / Losses	(1)	42.5	(50.3)	(69.2)	(87.1)	78.4	25.5
Change in MV of Embedded Derivatives	(1)	14.0	(20.0)	48.6	(28.4)	(108.6)	(71.2)
Gain on Debt Repurchase		(25.3)	-	(42.6)	-	(30.2)	-
Loss on Retirement of PIERS		-	-	2.8	-	-	-
Non-Investment Derivatives		-	-	-	-	-	(0.3)
After-tax Operating Income		404.2	465.4	485.6	516.4	358.4	638.0

(1) Net of DAC offset

131

Non-GAAP Reconciliations

($ in Millions)

CONSOLIDATED EPS RECONCILIATION

Per Diluted Share Basis

	2009	2010	2011	2012	2013	2014
GAAP Net Income	$ 5.09	$ 7.17	$ 7.37	$ 8.52	$ 5.78	$ 9.78
Realized Capital (Gains) / Losses	0.57	(0.67)	(0.94)	(1.18)	1.09	0.36
Change in MV of Embedded Derivatives	0.20	(0.27)	0.65	(0.38)	(1.50)	(1.02)
Gain on Debt Repurchase	(0.35)	-	(0.57)	-	(0.42)	-
Loss on Retirement of PIERS	-	-	0.04	-	-	-
Non-Investment Derivatives	-	-	-	-	-	-
Operating EPS from Cont. Operations	$ 5.51	$ 6.23	$ 6.55	$ 6.96	$ 4.95	$ 9.12

	2009	2010	2011	2012	2013	2014
GAAP Stockholders' Equity	$3,639.8	$4,765.4	$ 5,818.7	$ 6,910.2	$ 5,935.5	$ 7,023.5
FAS 115 Equity Adjustment	104.5	651.4	1,419.3	1,877.6	820.2	1,624.8
Foreign Currency Adjustment	204.0	255.3	229.8	267.5	207.1	81.8
Unrealized Pension	(16.1)	(14.6)	(31.0)	(36.2)	(21.7)	(49.5)
Equity Excluding OCI	$ 3,347.4	$ 3,873.3	$ 4,200.6	$ 4,801.3	$ 4,929.9	$ 5,366.4

	2009	2010	2011	2012	2013	2014
GAAP Stockholders' Average Equity	$ 2,963.5	$ 4,254.6	$ 5,140.1	$ 6,328.0	$ 6,308.9	$ 6,515.7
FAS 115 Average Equity Adjustment	(266.3)	462.4	914.6	1,636.9	1,290.2	1,282.3
Foreign Currency Adjustment	104.7	218.1	249.1	252.3	216.8	158.5
Unrealized Pension	(14.6)	(15.7)	(17.4)	(31.2)	(32.4)	(26.6)
Average Equity Excluding OCI	$ 3,139.7	$ 3,589.8	$ 3,993.8	$ 4,470.0	$ 4,834.3	$ 5,101.5
Operating ROE - GAAP Stockholders' Equity	14%	11%	9%	8%	6%	10%
Operating ROE - Excluding OCI	13%	13%	12%	12%	7%	13%

	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014
Book value per share	$ 36.50	$ 41.38	$ 43.64	$ 48.70	$ 33.54	$ 49.87	$ 64.96	$ 79.31	$ 93.47	$ 83.87	$ 102.53
Less: effect of FAS 115	3.92	5.92	5.46	5.05	(7.62)	1.43	8.88	19.35	25.40	11.59	23.63
Less: effect of CTA	1.50	1.40	1.77	3.43	0.35	2.80	3.48	3.13	3.62	2.93	1.19
Less: effect of Pension Benefit	-	-	(0.18)	(0.14)	(0.20)	(0.22)	(0.20)	(0.42)	(0.50)	(0.31)	(0.32)
Book value per share excluding OCI	$ 31.08	$ 34.06	$ 36.59	$ 40.36	$ 41.01	$ 45.86	$ 52.80	$ 57.25	$ 64.95	$ 69.66	$ 78.03

Periods prior to 2006 not restated for 2012 DAC accounting change.

(1) Net of DAC offset

132

RGA

©2015 RGA. All rights reserved.